UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  March 31, 2017

Item 1. Report to Stockholders.

COVE STREET CAPITAL     Funds

SEMI-ANNUAL REPORT
March 31, 2017

Cove Street
Capital
Small Cap
Value Fund

— CSCAX —

www.CoveStreetFunds.com

The Cove Street Capital
Small Cap Value Fund
is a classic, long-only, small
cap value mutual fund.

Find more Fund facts on the CSCAX website: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Contents

Letter to Shareholders	3
Performance (CSCAX)	9
Expense Example	10
Holdings Presentation	11
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights (CSCAX)	17
Notes to Financial Statements	19
Additional Information	24

COVE STREET CAPITAL     Funds

We communicate as candidly
with our investment partners
as regulations allow, and treat
your investment with us
as if it were our own.

Download past letters and reports on our Fund website: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

Dear Fellow Shareholder:

So here we are in the blessed sunshine of post-election America and the remarkable events of daily life remain remarkable. We have often talked about being in completely uncharted waters as far as Federal Reserve policy and the true unknowability of how financial markets will react to an ever more likely new era of irregularly higher interest rates and a diminution of the impact of monetary policy in the face of massive changes in fiscal policy. But clearly the election has dumped a new ocean full of water in the “ain’t seen nothing like this” tub.

Performance over the past six months has been “tepid.” The value index you see as one of our comparison indices was run up the mountain by the bank stock rally post the election, and we were not much of a part of that. What is somewhat sheepish to point out is that in a world that has punished active management for acting too much like an index at much higher fees, we clearly demonstrated that we are not an index fund in the fourth quarter of 2016!

Total Return (CSCAX) — % as of March 31, 2017
	6 MONTH	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPTION (09/30/98)

Cove Street Capital Small Cap Value Fund	4.79	9.39	5.07	10.56	5.76	10.82
Russell 2000® Index	11.52	26.22	7.22	12.35	7.12	8.94
Russell 2000® Value Index	13.93	29.37	7.62	12.54	6.09	9.80

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund (the “Fund”). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

The gross expense ratio is 1.40%. Net expense ratio, as of the most recent prospectus, is 1.24% and was applicable to investors. Cove Street Capital, LLC (the “Adviser” or “Cove Street”) has contractually agreed through at least January 27, 2018 to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets.

The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Some thoughts about the overall environment—we are betwixt and between. Every monstrous bull market starts with something that looks like the last 4 months: a stampede from an inflection point that looks obvious six months from now, but in its infancy is picked to death by articulate purveyors of the obvious. And the world is full of the highly-educated, the highly-articulate, and the data driven, and now they have the internet and access to our inbox with little claim to better forecasting. As noted in Berkshire’s recent shareholder letter and in these ramblings for over 20 years, the beauty of bearishness is that it is full of precision-laden facts based upon TRAILING data that can always suggest we are the verge of imminent disaster. (Go ahead and Google news pieces around the great inflection points of 1982, 1988, 2001, 2009, etc.) In comparison, the bullish case for the future almost always

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

sounds dopey: this is America, we are a democracy and a free market that is still the envy of the world, and somewhere and somehow, we manage to grow the economy, and as of yet unidentified people will create companies and hire people, and...so on.

Irrespective of the tweeting issues, there remains a very reasonable animal spirits-based case for upside surprises when businesses are encouraged to invest with lower tax rates and with fewer regulations. Every “survey” of business expectations from small business to large corporations is off the charts high, as is arguably the “great survey,” the stock market. And isn’t it nice to see people with business experience overseeing business regulation and finance experience overseeing financial regulation? No dear reader, a PhD, a law degree, and/or a tenured position at an Ivy League school is not a qualification for thoughtful economic foresight.

Our real area of concern is simply the valuation of many common stocks and what assumptions have to be made to justify their valuation. The future remains full of probability weighted possibilities and x% is clearly tied to 3%-plus GDP growth rate with awesome earnings power well in excess of what we are “used to.” Yet, as anyone who has walked into an institutional client meeting 2.5 years into a relationship knows, 8 years is a veritable eternity in the minds of the economic and financial community, so a backend weighted set of economic goodness is now well-priced in today’s equity market. There is simply a lot that has to go right—and go right right away—or prices will likely adjust accordingly. Understanding expectations implied by valuation is critically important to the process of not losing money, and it is correct that in investing and marriage, if you start with low expectations, you are less likely to be disappointed.

But this is not 1981 with stocks trading at book values that were wildly understated given the ravages of double digit inflation and interest rates about to go from 18% to effectively zero. We are much closer to full employment today, versus double digit levels in 1981, and take a serious look at the demographic trends which conspire against the pure math of economic growth. There are some narrative parallels and we all know we behaviorally love a good narrative; but I sense they are much slimmer than perceived in some camps.

One thing we think you can take to the bank about the interim future is the recognition that stocks can and should be much more volatile than they have been in a zero interest rate world and frankly we look forward to those days. We had a pretty decent year last year, ex-banks, but frankly we hate markets that go up every day. We like a certain degree of mess and uncertainty and I am quite certain we are going to get our fair share in 2017.

So we have adjusted accordingly and have leaned into some wonderful winners bought in the economic dog days of late 2015, partially or in their entirety. Their replacements and our short list of candidates are eclectic: mattresses, aerospace, consulting, post-bankruptcy companies, nursing homes, media, and, gulp, some retail. We acknowledge that might be a little too eclectic—an outcome of the paucity of choices available—but we have nice optionality in our portfolios that is not necessarily beta-driven. Throw in a concentrated portfolio, and in theory we can be defensive and create upside if enough internally generated ideas work on their own accord without much help from the outside world. That’s the plan.

What Happened (CSCAX) — % Six Months Ending March 31, 2017 | Symbol CSCAX
TOP 5 CONTRIBUTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
FMC Corp	5.11	45.11	2.07
E.W. Scripps Company	2.59	47.08	1.08
Novanta Inc	2.24	52.96	0.99
Select Comfort Corp	2.75	32.71	0.96
TEGNA Inc	3.47	21.60	0.94

The 5 Contributors measure the top five contributors to the portfolio’s total return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company contributed to the Fund over the course of the listed period.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

TOP 5 DETRACTORS	AVERAGE WEIGHT	RETURN	CONTRIBUTION
EVINE LIVE INC	2.15	-55.36	-2.37
HERITAGE-CRYSTAL CLEAN INC	3.76	-3.50	-0.72
CARBON NATURAL GAS COMPANY	0.62	-58.82	-0.67
AVID TECHNOLOGY INC	3.60	-15.08	-0.38
Dundee Corp - CL A	1.39	-22.43	-0.35

The 5 Detractors measure the five bottom contributors to the portfolio’s return. Average Weight shown is a calculation of the average percentage held of each included company over the course of the listed period. Return is the total return for each included company over the course of the listed period. Contribution is a ranked measure of how each included company con-tributed to the Fund over the course of the listed period.

And now for the details. Our largest detractor over the period was Avid Technology (Ticker: AVID). The Company is a leading provider of professional software for video and audio production—through its Media Composer and Pro Tools product lines. Avid has had a perplexing tendency to be either our best or worst performer over short periods due to the highly variable nature of Avid’s quarterly results as well as a complex accounting treatment that will mathematically run-off in the second quarter of 2017. Our research continues to suggest a franchise value that is obscured by the current lack of cash flow generation and that 2017 will be the telling year as it relates to the success of management’s current strategy. After selling almost half our position early in 2016 for a material gain, we reloaded the position over the period.

The initial returns make it clear that we have been early in our investment in Liberty Global’s Latin American cable businesses, Liberty Global PLC LiLAC (Ticker: LILA). Not long after we purchased the shares, LILA announced the acquisition of Cable & Wireless (Ticker: CWC), a deal which added more scale within the Caribbean and Central America. Unfortunately, the subsequent results suggest that LILA overpaid for CWC and underestimated the impact of competitive pressures in the acquired markets. However, despite the rocky start to this marriage, our analysis indicates that the combination of CWC and LILA creates a platform to continue to consolidate the Latin American and South American cable markets. In addition, even absent further acquisitions, increasing pay TV penetration and high return capital investments should allow LILA to grow its cash flows at a very respectable rate. As a result, we view the stock as materially undervalued in the low $20s.

ViaSat (Ticker: VSAT), a provider of defense encryption services and satellite communications, declined during the period thanks to an issuance of primary shares in November. That capital will support the company as it accelerates expenditures on its constellation of next generation satellites, thereby depressing short-term earnings. We view the company through the lens of a long-term compounder of value through its differentiated satellite broadband service offering and thus see the acceleration of future constellation development as a net positive. VSAT also has a large catalyst approaching in April of 2017 that involves the launch of its second high-throughput satellite. The uncertainty underlying any satellite launch’s success has weighed on the stock as well.

On the positive side of the ledger, our largest contributor was FMC (Ticker: FMC). FMC is a specialty chemicals business that addresses three segments: agriculture, personal care, and lithium. It continued to show improvement from tough agricultural conditions in 2016, much improved Brazilian currency, and huge numbers out of their Lithium division. We felt that the company is a leading contender for a piece of billions of dollars of anticipated divestitures coming out of the merger of three pairs of the largest agricultural chemical companies in the world. In late March, FMC announced a transaction with DuPont (Ticker: DD). FMC will acquire the portion of DuPont’s Crop Protection business required to be divested by a European Commission ruling related to DuPont’s merger with The Dow Chemical Company (Ticker: DOW), in exchange for FMC’s Health and Nutrition business and cash. The transaction is expected to be accretive to earnings and was very well-received by the market. We would note that FMC is now running “high” as far as what constitutes a small cap stock and it is a likely divestiture in 2017.

Novanta (Ticker: NOVT) supplies laser, optical, and motion control technologies to medical and industrial original equipment suppliers. The company has evolved over time through a series of acquisitions and divestitures that resulted in a more medical focused, higher margin, and better return business. Novanta’s CEO recently retired and was succeeded by the company’s COO who has articulated an ambitious plan to further enhance revenue growth both organically and through acquisitions. Recently the

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

company undertook two value enhancing acquisitions; a technology focused bolt on acquisition and the consolidation of a laser component supplier the company has held a minority stake in for several years.

TEGNA (Ticker: TGNA) which is a new position in the period was also a material contributor. We purchased it as a result of a sum-of-the-parts analysis that suggestion a value substantially higher than where the stock was trading. The stock had been beaten up after the 2016 political ad spending came in well below expectations and there were concerns that the Trump victory would impact future spending. Since then a number of external events have occurred—including a change in leadership at the FCC—that have been positive for TEGNA and all of the local TV broadcast companies in the U.S. Cove Street and the market are awaiting the spin-off of the company’s Cars.com subsidiary but our research continues to suggest that the two parts are independently worth more than the current share price.

Now we move on to new positions, including Sally Beauty Holdings (Ticker: SBH). The company is made up of two divisions, a beauty-focused retail segment (Sally Beauty Supply) and a distribution business (Beauty Supply Group) that caters to professional hair and nail salons. Over the past five years Sally Beauty has successfully grown the store base of its two concepts, and until very recently, had enjoyed continuous same-store-sales growth in each segment. The company and the stock have hit a rough patch as the Sally segment’s sales productivity turned negative in Q4 2016 and the robust organic growth within Beauty Supply has slowed down. At this moment in time, brick and mortar retail stocks have been just about left for dead by the market and even concepts—such as SBH’s beauty stores—that should see less sales and margin pressure from the likes of Amazon.com are trading at previously unseen multiples. Cove Street recognizes the potential impact from more of Sally Beauty’s core consumers and business customers shopping online versus in-store. However, our research suggests that even with subdued growth and limited margin expansion opportunities, the shares could be worth close to $30 over the next few years.

We initiated a new position in Compass Minerals (Ticker: CMP), which for careful readers was a position in the fund almost ten years ago. Compass is primarily a producer of rock salt used for de-icing applications as well as a growing player in agriculture via its micronutrient and sulfate of potash (SoP) business. In 2016, the company completed an acquisition of a joint venture that produces micronutrients for fertilizers in Brazil. To some degree, this initial investment had flown under the radar of most investors for the three quarters that the JV existed. However, after performing a lot of due diligence and updating our valuation model, we realized that the acquisition was a case of the company being “in the right place at the right time.” Although the winter was relatively mild, we are comfortable that a return to a more “normal” level of snowfall in the U.S. would return the company to a much higher level of earnings. We believe this combination of an underappreciated asset and a reversion to the mean created an investment with significant upside potential.

Select Comfort (Ticker: SCSS) is a new position built in the period and was also a contributor. The company produces and then sells its Sleep Number beds within its exclusive store network of about 525 stores. SCSS has had its ups and downs in recent years. The company had difficulty implementing a new enterprise resource planning (ERP) system and subsequently saw same-store-sales fall 29% in Q4 2015. However, the large investment in technology and the store base is now mostly complete, and management has suggested that the company is at a cash flow inflection point. Additionally, the new ERP system is allowing SCSS to take costs out of the supply chain and be much more targeted in its advertising. As a result of these and other initiatives, the company has crafted some very ambitious goals for 2019—namely $2.75 in earnings per share. Our research suggests that even if those targets are not reached, basic blocking and tackling can lead to materially better margins and returns on capital. The stock appears to be undervalued based on our modest growth assumptions and with an unlevered balance sheet and the ability to generate a lot of cash, the company should be well positioned to continue to return cash to shareholders.

Over the period we sold several positions including Entravision (Ticker: EVC). The Company was sold in 2017 as the fundamentals of its TV broadcast and radio businesses continued to struggle and we became concerned that the value of the company’s spectrum assets was being negatively impacted by the interim results of the FCC auction. Our initial assessment was that there was minimal value for the company’s unique spectrum position embedded in the stock price, creating an asymmetric upside opportunity. However, the ongoing ratings weakness at the core Univision stations and the necessity to continue to spend to retain radio talent reduced our estimate of the value for the operating businesses. As such, we sold the stock near fair value and the stock has continued to languish despite the company announcing that it would receive $260 million in spectrum auction proceeds.

Another is Baldwin and Lyons (Ticker: BWINB), which is a specialty property and casualty insurer that appeared inexpensive on a book value basis, had a conservative long-term financial posture, and paid a dividend yield of 4% in the quarter—a solid value. It was controlled long-term by a wealthy Chicago family, managed by the same CEO for 25 years and had a ten percent shareholder in Fairfax Financial, a Canadian insurer in which we had made a lot of money as an investor and whose modus operandi was to acquire stakes like this and wait until the family wanted to sell. All was well for three years. And then in a true testament to the statement, “life cannot be modeled in a spreadsheet,” the senior management quits in a public huff overnight as a second generation of family began to exert influence, the management gets quietly backed to start anew by the one and the same

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Letter to Shareholders (unaudited)

Fairfax to directly compete against Baldwin, and we are getting calls asking if we want to buy 10% of the company from a large shareholder (Fairfax). We properly added together these interesting variables and were able to exit our position with minimal issues.

Another sold position was VeriFone Systems (Ticker: PAY). The company is the leading provider of point-of-sale terminals across the country. Their hardware is located in most brick-and-mortar stores, as well as in gas stations and any variety of small merchants across the world. We sold our position due to several factors that have altered our long-term view of the value of PAY. Upon further review of their competitive position vis-à-vis their major competitor, we established that PAY is still several years behind and cannot go to market with a singular integrated solution, which impairs their ability to leverage operating costs and grow margin. Additionally, we view the lack of a viable value added services component as a detriment to long-term value since it exposes the company to an eventual grind down of gross margins on a predominantly hardware focused platform.

We have completely exited our positions in Colfax (Ticker: CFX) and Raven Industries (Ticker: RAVN) due to both companies reaching valuations that could not be justified by the cyclical nature of their underlying businesses. We were especially sensitive to the Colfax valuation as the mix of businesses is geared more to a volatile energy end market and given that the stock price implied a very large snap back in energy demand and infrastructure spending. Raven was much more difficult to part with as we view it as a longer-term cyclical compounder. However, just as with Colfax, we judged the price level to be indicative of too much future growth baked in too quickly.

So to reiterate, we think it is crucial both as an investor and as a firm operating within a rapidly changing ecosystem to think a little different than the average bear. We continue to think the advantages of fishing in smaller pools enhances our odds of finding something overlooked or underappreciated. We think limiting asset growth assists in our ability to deliver performance for clients. We think having a smaller group of passionate and focused professionals is an advantage. We don’t need more ideas; we need to be more thoughtful about what is in front of our faces every day.

Thank you for your continued partnership.

Best Regards,

Jeffrey Bronchick, CFA | Principal + Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital, LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding. Book Value is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Dividend yield is a dividend expressed as a percentage of a current share price. Beta is a measure of volatility in comparison to the market as a whole.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

COVE STREET CAPITAL   Funds

To paraphrase Buffett
paraphrasing Graham:
We will neither be right nor
wrong because the crowd
disagrees with us.
We will be right when our data
and reasoning are right.

Visit our CSCAX website to read more: CoveStreetFunds.com.

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Institutional Class (CSCAX) Performance (unaudited)
Rates of Return (%) — as of March 31, 2017

Value of $10,000 Investment — as of March 31, 2017

(1)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

*
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

Returns for periods greater than one year are annualized.
Past performance does not guarantee future results.
Graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Expense Example — March 31, 2017 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2016 – March 31, 2017).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE 10/1/2016	ENDING ACCOUNT VALUE 3/31/2017	EXPENSES PAID DURING PERIOD(1) 10/1/2016 - 3/31/2017
Institutional Class Actual(2)	$1,000.00	$1,047.90	$6.13
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.95	$6.04

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2017 of 4.79%.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Holdings Presentation (unaudited)
Sector Allocation(1) (% net of assets) — as of March 31, 2017

Top 10 Holdings(1) (2) — (% net of assets) as of March 31, 2017
FMC	4.9%
Liberty Global, Class A	4.8%
ViaSat	4.6%
Heritage-Crystal Clean	3.9%
Select Comfort	3.9%
GP Strategies	3.8%
TEGNA	3.4%
Compass Minerals International	3.4%
Millicom International Cellular	3.1%
Hallmark Financial Services	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term Investment is not included.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments — March 31, 2017 (unaudited)

COMMON STOCKS — 88.6%	SHARES	VALUE

CONSUMER DISCRETIONARY — 30.4% #
Belmond, Class A *	232,100	$2,808,410
Carrols Restaurant Group *	255,000	3,608,250
Cherokee *	389,770	3,352,022
E.W. Scripps, Class A *	137,000	3,211,280
EVINE Live *	1,138,515	1,457,299
Golden Entertainment	55,750	737,573
Liberty Global, Class A *	274,500	6,104,880
Liberty Media Group, Class A *	57,800	1,890,060
Sally Beauty Holdings *	154,400	3,155,936
Select Comfort *	200,000	4,958,000
TEGNA	172,100	4,409,202
Tupperware Brands	51,600	3,236,352
		38,929,264

ENERGY — 1.8%
Carbon Natural Gas * (a)	27,500	302,500
WPX Energy *	152,700	2,044,653
		2,347,153

FINANCIAL SERVICES — 8.9%
Dundee, Class A *	430,400	1,308,416
Equity Commonwealth - REIT *	95,700	2,987,754
Forestar Group *	236,400	3,226,860
Hallmark Financial Services *	353,449	3,905,611
		11,428,641

HEALTH CARE — 2.4%
Halyard Health *	79,800	3,039,582

MATERIALS + PROCESSING — 15.4%
American Vanguard	204,300	3,391,380
Compass Minerals International	64,474	4,374,561
FMC	89,765	6,246,746

See Notes to Financial Statements.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Schedule of Investments — March 31, 2017 (unaudited)

COMMON STOCKS (CONTINUED) — 88.6%	SHARES	VALUE

MATERIALS + PROCESSING (CONTINUED) — 15.4%
UFP Technologies *	102,350	$2,650,865
USG *	98,300	3,125,940
		19,789,492

PRODUCER DURABLES — 15.5%
CSW Industrials *	94,400	3,464,480
Franklin Electric	20,693	890,834
GP Strategies *	191,900	4,855,070
Heritage-Crystal Clean *	364,300	4,990,910
Wesco Aircraft Holdings *	267,300	3,047,220
Zebra Technologies, Class A *	28,000	2,555,000
		19,803,514

TECHNOLOGY — 14.2%
Avid Technology *	773,977	3,606,733
Great Elm Capital Group *	500,000	1,650,000
Millicom International Cellular	71,699	4,008,691
Novanta *	115,100	3,055,905
ViaSat *	92,600	5,909,732
		18,231,061

Total Common Stocks (Cost $101,292,192)		113,568,707

SHORT-TERM INVESTMENT — 9.5%
The Government TaxAdvantage Portfolio, Institutional Class, 0.50% ^ (Cost $12,230,096)	12,230,096	12,230,096

TOTAL INVESTMENTS — 98.1% (Cost $113,522,288)		125,798,803
Other Assets and Liabilities, Net — 1.9%		2,384,654
TOTAL NET ASSETS — 100.0%		$128,183,457

#	As of March 31, 2017, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See note 8 in Notes to Financial Statements.
*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 2 of the fair value heirarchy. See notes 2 and 3 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of March 31, 2017.
REIT — Real Estate Investment Trust
See Notes to Financial Statements.

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COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Assets and Liabilities (unaudited) — March 31, 2017

ASSETS:
Investments, at value (cost $113,522,288)	$125,798,803
Receivable for investment securities sold	2,277,645
Receivable for capital shares sold	240,627
Dividends and interest recievable	85,087
Prepaid expenses	24,706
Total assets	128,426,868

LIABILITIES:
Payable for capital shares redeemed	87,392
Payable to investment adviser	91,673
Payable for fund administration & accounting fees	20,359
Payable for compliance fees	2,003
Payable for custody fees	2,483
Payable for transfer agent fees & expenses	29,599
Payable for trustee fees	2,676
Accrued expenses	7,226
Total liabilities	243,411

NET ASSETS:	$128,183,457

NET ASSETS CONSIST OF:
Paid-in capital	112,493,042
Accumulated net investment loss	(660,178)
Accumulated undistributed net realized gain on investments	4,074,078
Net unrealized appreciation on investments	12,276,515
Net Assets	$128,183,457

Shares issued and outstanding(1)	3,625,864
Net asset value, redemption price and offering price per share(2)	$35.35

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
See Notes to Financial Statements.

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COVE STREET CAPITAL SMALL CAP VALUE FUND

Statement of Operations (unaudited) — Six Months Ended March 31, 2017

INVESTMENT INCOME:
Dividend income	$279,155
Interest income	14,511
Total investment income	293,666

EXPENSES:
Investment adviser fees (See note 4)	517,890
Transfer agent fees & expenses (See note 4)	86,568
Fund administration & accounting fees (See note 4)	61,777
Federal & state registration fees	20,598
Audit fees	8,211
Postage & printing fees	7,416
Custody fees (See note 4)	7,098
Compliance fees (See note 4)	6,006
Legal fees	5,817
Trustee fees (See note 4)	5,066
Other	3,060
Total Expenses	729,507

NET INVESTMENT LOSS:	(435,841)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	4,284,669
Net change in unrealized appreciation on investments	1,742,862
Net realized and unrealized gain on investments	6,027,531

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,591,690

See Notes to Financial Statements.

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COVE STREET CAPITAL SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	SIX MONTHS ENDED
	MARCH 31, 2017	YEAR ENDED
	(unaudited)	SEPTEMBER 30, 2016
OPERATIONS:
Net investment loss	$(435,841)	$(309,085)
Net realized gain on investments	4,284,669	3,059,783
Net change in unrealized appreciation on investments	1,742,862	5,695,844
Net increase in net assets from operations	5,591,690	8,446,542

CAPITAL SHARE TRANSACTIONS:
Investor Class*:
Proceeds from shares sold	–	552,866
Proceeds from reinvestments of distributions	–	1,150,771
Cost of shares exchanged for Institutional Class shares*	–	(27,921,820)
Payments for shares redeemed	–	(555,085)
Redemption fees	–	179
Decrease in net assets resulting from Investor Class transactions	–	(26,773,089)

Institutional Class:
Proceeds from shares sold	18,130,984	94,492,691
Proceeds from reinvestments of distributions	1,345,861	373,975
Cost of shares issued in exchange for Investor Class shares*	–	27,921,820
Payments for shares redeemed	(14,926,167)	(27,725,210)
Redemption fees	574	3,038
Increase in net assets resulting from Institutional Class transactions	4,551,252	95,066,314
Increase in net assets resulting from capital share transactions	4,551,252	68,293,225

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments:
Investor Class*:	–	(1,412,098)
Institutional Class:	(1,620,807)	(377,687)
Total distributions to shareholders	(1,620,807)	(1,789,785)

TOTAL INCREASE IN NET ASSETS	8,522,135	74,949,982

NET ASSETS:
Beginning of period	119,661,322	44,711,340
End of period, including accumulated net investment loss of
$(660,178) and $(224,337), respectively	$128,183,457	$119,661,322

*	Investor Class shares converted to Institutional Class shares on November 25, 2015.
See Notes to Financial Statements.

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Financial Highlights (CSCAX) — For a Fund Share Outstanding Throughout the Period

	SIX MONTHS
	ENDED
	March 31,
	2017	YEAR ENDED SEPTEMBER 30,
	(unaudited)	2016		2015	2014	2013	2012

PER SHARE DATA:
Net asset value, beginning of period	$34.21	$31.66		$35.53	$36.53	$28.53	$19.18

Investment operations:
Net investment loss	(0.12)	(0.15	)(1)	(0.21)	(0.20)	(0.12)	(0.07)
Net realized and unrealized gain on investments	1.72	4.33		0.20	2.02	8.12	9.42
Total from investment operations	1.60	4.18		(0.01)	1.82	8.00	9.35

Less distributions:
From net realized gains	(0.46)	(1.63)		(3.86)	(2.82)	–	–
Total distributions	(0.46)	(1.63)		(3.86)	(2.82)	–	–

Paid-in capital from redemption fees	– (2)	–	(2)	– (2)	– (2)	–	–

Net asset value, end of period	$35.35	$34.21		$31.66	$35.53	$36.53	$28.53

TOTAL RETURN(3)	4.79%	13.63%		-0.57%	4.78%	28.04%	48.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$128.2	$119.7		$18.4	$18.1	$21.6	$7.2

Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.20%	1.38%		1.41%	1.34%	1.54%	1.87%
After expense reimbursement/recoupment(4)	1.20%	1.22%		1.40%	1.39%	1.44%	1.40%

Ratio of net investment loss to average net assets:
After expense reimbursement/recoupment(4)	(0.72)%	(0.45)%		(0.63)%	(0.45)%	(0.62)%	(0.56)%

Portfolio turnover rate(3)	23%	85%		107%	77%	72%	67%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
See Notes to Financial Statements.

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Notes to Financial Statements (unaudited) — March 31, 2017

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions, Income, and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund will make distributions of net investment income, if any, and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

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Notes to Financial Statements (unaudited) — March 31, 2017

Illiquid Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. At March 31, 2017, the Fund had investments in illiquid securities with a total value of $302,500 or 0.2% of total net assets.

Information concerning illiquid securities is as follows:

SECURITY	SHARES	DATE ACQUIRED	COST BASIS
Carbon Natural Gas	27,500	2/2012	$195,250

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process,

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SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements (unaudited) — March 31, 2017

and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2017:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$113,266,207	$302,500	$-	$113,568,707
Short-Term Investment	12,230,096	-	-	12,230,096
Total Investments in Securities	$125,496,303	$302,500	$-	$125,798,803

Transfers between Levels are recognized at the end of the reporting period. During the period ended March 31, 2017, the Fund recognized no transfers between any Levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (“the Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. At March 31, 2017, the balance of previously waived fees eligible for recoupment was $96,968, of which $3,712 expires September 30, 2018, and $93,256 expires September 30, 2019. Effective February 20, 2014, the Adviser has elected to forego the recoupment of waived fees in order to reduce the annual operating expense of the Fund. This election is voluntary, and the Adviser retains the right to recoup these previously waived expenses in the future.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

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SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Notes to Financial Statements (unaudited) — March 31, 2017

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	FOR THE PERIOD ENDED	FOR THE YEAR ENDED
TRANSACTIONS IN SHARES:	MARCH 31, 2017	SEPTEMBER 30, 2016
Investor Class*:
Shares sold	—	17,272
Shares issued to holders in reinvestment of dividends	—	37,867
Shares exchanged for Institutional Class shares*	—	(900,309)
Shares redeemed	—	(17,413)
Decrease in Investor Class shares outstanding	—	(862,583)
Institutional Class:
Shares sold	517,382	2,877,286
Shares issued to holders in reinvestment of dividends	40,833	11,853
Shares issued in exchange for Investor Class shares*	—	867,046
Shares redeemed	(430,504)	(837,644)
Increase in Institutional Class shares outstanding	127,711	2,918,541
Net increase in shares outstanding	127,711	2,055,958

*Investor Class shares converted to Institutional Class shares on November 25, 2015.

6. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2017, were as follows:

	PURCHASES	SALES
U.S. Government	$-	$-
Other	$29,225,192	$25,528,629

7. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2016, the Fund’s most recently completed fiscal year-end, were as follows:

AGGREGATE GROSS	AGGREGATE GROSS		FEDERAL INCOME
APPRECIATION	DEPRECIATION	APPRECIATION	TAX COST
$13,363,384	$(3,040,302)	$10,323,082	$110,490,304

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Notes to Financial Statements (unaudited) — March 31, 2017

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At September 30, 2016, the Fund’s components of accumulated earnings (deficit) on a tax-basis were as follows:

UNDISTRIBUTED	UNDISTRIBUTED LONG-	OTHER ACCUMULATED	UNREALIZED	TOTAL ACCUMULATED
ORDINARY INCOME	TERM CAPITAL GAIN	LOSSES	APPRECIATION	EARNINGS
$-	$1,620,787	$(224,337)	$10,323,082	$11,719,532

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2016, the Fund deferred, on a tax basis, late year ordinary losses of $224,337. As of September 30, 2016, the Fund had no capital loss carryforwards.

For the period ended March 31, 2017, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG-TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in dollars	$-	$1,620,807	$1,620,807
Amount per share	$-	$0.46381	$0.46381

For the year ended September 30, 2016, the Fund paid the following distributions to shareholders:

	ORDINARY	LONG-TERM
	INCOME*	CAPITAL GAINS	TOTAL
Amount in dollars	$-	$1,789,785	$1,789,785
Amount per share	$-	$1.62876	$1.62876

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8. SECTOR RISK

As of March 31, 2017, the Fund had a significant portion of its assets invested in the consumer discretionary sector. The consumer discretionary sector may be greatly impacted by changes in domestic and international economies, interest rates, competition, consumer confidence, consumer spending, government regulations, marketing, and supply and demand.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2017, Charles Schwab & Co., for the benefit of its customers, owned 42.17% of the outstanding shares of the Fund.

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SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 21-22, 2017, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2017, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to that used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998. The Trustees took into account Cove Street’s strong capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street. In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate securities benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund. While the Trustees considered both short-term and long-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the Fund’s performance for the year-to-date and five-year periods ended October 31, 2016, the Fund’s performance

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COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

exceeded the peer group median and average. The Trustees also noted that for the one-year, three-year and ten-year periods ended October 31, 2016, the Fund underperformed the peer group median and average. The Trustees also noted that for the year-to-date and five year periods ended October 31, 2016 the Fund had outperformed the benchmark Russell 2000 Index, while for the one-year, three-year and ten-year periods ended October 31, 2016, the Fund had underperformed the Russell 2000 Index. Additionally, the Trustees noted that the Fund had underperformed its other benchmark, the Russell 2000 Value Index for the year-to-date, one-year, three-year and ten-year periods ended October 31, 2016, and outperformed the index for the five-year period ended October 31, 2016. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12 month period ended June 30, 2016. The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street. Furthermore, the Trustees noted that during the prior year Cove Street continued to voluntarily forego its right to recapture the management fees it waived and the operating expenses it reimbursed in order to keep the Fund’s expense ratio below its contractual cap. The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group. The Trustees noted the Fund’s advisory fee was equal to the median and slightly above the average management fees reported for the peer group. They also considered the total expenses of the Fund (after waivers and expense reimbursements) were slightly higher than the average and median total expenses reported for the benchmark category, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund. The Trustees observed that when the peer group was limited to comparably-sized funds, the total expenses of the Fund (after waivers and expense reimbursement) were below the average and median expenses reported for the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Additional Information (unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

COVE STREET CAPITAL   Funds

SEMI-ANNUAL REPORT 2017 — CSCAX
COVE STREET CAPITAL SMALL CAP VALUE FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

COVE STREET CAPITAL   Funds

COVE STREET CAPITAL Funds

Investment Adviser	Cove Street Capital, LLC
2101 E El Segundo Boulevard
Suite 302
El Segundo, CA 90245

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian	U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Administrator, Fund Accountant, and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel	Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    June 5, 2017

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    June 5, 2017